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                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                            - - - - - - - - - - -

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) August 3, 2000

                                 ZiLOG, INC.
           (Exact Name of Registrant as Specified in its Charter)

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
                   001-13748                                        13-3092996
            (Commission File Number)                      (IRS Employer Identification No.)

            910 East Hamilton Avenue                                    95008
              Campbell, California                                    (Zip Code)
    (Address of Principal Executive Offices)
                                            (408) 558-8500
                        (Registrant's Telephone Number, including Area Code)
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       On August 3, 2000, we issued a press release relating to the filing of a registration statement with the United States Securities and Exchange Commission on Form S-1 to register the initial public offering of shares of our common
stock.   This press release is attached as exhibit 99.1 and is incorporated herein by reference.

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ITEM 7(c) EXHIBITS

EXHIBIT NO.                  DESCRIPTION

99.1                         Press release, dated August 3, 2000 of ZiLOG, Inc.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


Dated:  August 3, 2000


                                           ZiLOG, INC.


                                    By:  /s/ Richard R. Pickard
                                   --------------------------------------------
                                    Name:  Richard R. Pickard
                                    Title:  Senior Vice President, General
                                            Counsel and Secretary
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                                 EXHIBIT INDEX


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
EXHIBIT NO.         DESCRIPTION
------------------  -----------

99.1                Press release, dated August 3, 2000 of ZiLOG, Inc.

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